UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    August 25, 2006
                                                ______________________________



                        Laurel Capital Group, Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



      Pennsylvania                      0-23010                    25-1717451
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



2724 Harts Run Road, Allison Park, Pennsylvania                      15101
______________________________________________________________________________
 (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code   (412) 487-7400
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 7.01 Regulation FD Disclosure.
          -------------------------

     On August 25, 2006, Laurel Capital Group, Inc. (the "Company") issued a press release announcing that the shareholders of the Company voted to adopt the Agreement and Plan of Merger dated as of April 27, 2006 by and between First Commonwealth Financial Corporation and the Company at a special meeting of shareholders held on August 25, 2006. For additional information, reference is made to the Company's press release, dated August 25, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Not applicable.
          (d)  The following exhibit is included with the report:

          Exhibit No.    Description
          -----------    -----------

              99.1       Press release dated August 25, 2006






















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         LAUREL CAPITAL GROUP, INC.


                         By: /s/ Edwin R. Maus
                             --------------------------------------
                             Name:  Edwin R. Maus
                             Title: President and Chief Executive Officer

Date:  August 25, 2006































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